                                                                    EXHIBIT 10.7


                         CONSENT AND FOURTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         This CONSENT AND FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), is dated as of March 19, 2001, by and among AHL SERVICES, INC. ("AHL"), ARGENBRIGHT, INC. ("Argenbright"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings"), ADI ALPHA HOLDING GMBH ("ADI Alpha"), TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT, ("Tuja"), EMD GESELLSCHAFT FUR PERSONALDIENSTLEISTUNGEN GMBH & CO. KG, ASCHAFFENBURG ("EMD Aschaffenburg"), and AHL EUROPE LIMITED ("AHL Europe Limited"; together with AHL, Argenbright, U.S. Holdings, ADI Alpha, Tuja, and EMD Aschaffenburg, collectively referred to as the "Borrowers"), the financial institutions listed on the signature pages hereto as Lenders, and First Union National Bank, a national banking association ("First Union"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         WHEREAS, the Lenders, the Administrative Agent and the Borrowers are parties to that certain Second Amended and Restated Credit Agreement dated as of October 15, 1999, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of November 23, 1999, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 24, 2000, and that certain Consent, Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of December 20, 2000 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement); and

         WHEREAS, at the request of the Borrowers, the Lenders and the Administrative Agent have agreed (i) to amend certain provisions of the Credit Agreement as set forth herein and (ii) to consent to the amendment of the Share Mortgage over shares in AHL Europe Limited, dated December 20, 2000, between AHL and the Security Trustee to reduce the percentage of the issued share capital of AHL Europe Limited mortgaged in favor of the Security Trustee from one hundred percent (100%) to sixty-five percent (65%) (the "AHL Europe Share Mortgage Amendment"), all upon and subject to all of the terms, conditions and provisions hereof.

         NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction of each of the conditions precedent set forth in Section 5.1 of this Amendment, the Borrowers, the undersigned Lenders and the Administrative Agent hereby agree that the Credit Agreement be, and it hereby is, amended as follows, effective as of the Effective Date (as defined below):

         1.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

                  "Deemed Income Amount" means (i) for the fiscal quarter ending March 31, 2000, $7,666,000; (ii) for the fiscal quarter ending June 30, 2000, $10,213,000; (iii) for the fiscal quarter ending September 30, 2000, $13,062,000; and (iv) for the fiscal quarter ending December 31, 2000, $4,432,000.

                  "Deemed Interest Expense Amount" means (i) for the fiscal quarter ending March 31, 2000, $1,926,000; (ii) for the fiscal quarter ending June 30, 2000, $1,854,000; (iii) for the fiscal quarter ending September 30, 2000, $2,124,000; and (iv) for the fiscal quarter ending December 31, 2000, $1,826,000.

                  "PIMMS Severance Charge" means an amount equal to the lesser of (i) $2,500,000 and (ii) the aggregate amount of one-time severance charges incurred in connection with the discontinuance of the PIMMS business.

         1.2 Amendment to Section 8.2.(a) Section 8.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 8.2 Consolidated Total Indebtedness to Consolidated Pro Forma EBITDA. As of any fiscal quarter end, permit the ratio of (a) Consolidated Total Indebtedness of AHL and its Subsidiaries as of such date to (b) Consolidated Pro Forma EBITDA of AHL and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to exceed 2.75 to 1.00. For purposes of determining compliance by Borrowers with the covenant set forth in this
         Section 8.2 for any period containing any of the fiscal quarter ending March 31, 2000, the fiscal quarter ending June 30, 2000, the fiscal quarter ending September 30, 2000, or the fiscal quarter ending December 31, 2000, Consolidated Pro Forma EBITDA of AHL and its Subsidiaries for each such fiscal quarter shall be deemed to be the Deemed Income Amount for such fiscal quarter. For purposes of determining compliance by Borrowers with the covenant set forth in this
         Section 8.2 for any period containing the fiscal quarter ending March 31, 2001, Consolidated Net Income of AHL and its Subsidiaries for such fiscal quarter shall be deemed to be increased by an amount equal to the PIMMS Severance Charge.

         1.3 Amendment to Section 8.3.(a) Section 8.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 8.3 Interest Coverage Ratio. As of any fiscal quarter end, permit the Interest Coverage Ratio to be less than 2.00 to 1.00. For purposes of determining compliance by Borrowers with the covenant set forth in this Section 8.3 for any period containing any of the fiscal quarter ending March 31, 2000, the fiscal quarter ending June 30, 2000, the fiscal quarter ending September 30, 2000, or the fiscal quarter ending December 31, 2000, (a) Consolidated Net Income of AHL and its Subsidiaries for each such fiscal quarter shall be deemed to be the Deemed Income Amount for such fiscal quarter and (b) Interest Expense for each such fiscal quarter shall be deemed to be the Deemed Interest Expense Amount for such fiscal quarter. For purposes of determining compliance by Borrowers with the covenant set forth in this
         Section 8.3 for any period containing the fiscal quarter ending March 31, 2001, Consolidated Net Income of AHL and its Subsidiaries for such fiscal quarter shall be deemed to be increased by an amount equal to the PIMMS Severance Charge.

         1.4 Amendment to Section 8.4.(a) Section 8.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 8.4 Current Ratio. As of any fiscal quarter end, permit the ratio of Current Assets to Current Liabilities to be less than 1.20 to 1.00.

SECTION 2         CONSENT TO AHL EUROPE SHARE MORTGAGE AMENDMENT

         Subject to the satisfaction of each of the conditions precedent set forth in Section 5.1 of this Amendment, the Lenders and the Administrative Agent hereby consent to the AHL Europe Share Mortgage Amendment, in form and substance satisfactory to the Security Trustee and the Administrative Agent.

SECTION 3         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Lenders that: (a) immediately prior to the effectiveness of this Amendment, all of the representations set forth in the Credit Agreement were accurate in all material respects as of the date hereof, (b) after giving effect to this Amendment, all of the representations and warranties set forth in the Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, and (c) after giving effect to this Amendment, there exists no Default or Event of Default under the Credit Agreement or the Loan Documents as of the date hereof.

SECTION 4         CONDITIONS TO EFFECTIVENESS

         The amendments to the Credit Agreement set forth in Section 1 of this Amendment and the consent set forth in Section 2 of this Amendment are conditioned upon the satisfaction of each of the following conditions precedent, and upon such satisfaction, such amendments and consent shall be deemed to be effective as of December 31, 2000 (the "Effective Date"):

                  (a) The Administrative Agent shall have received counterparts to this Amendment duly executed by each of the parties hereto.

                  (b) AHL shall have executed and delivered to the Administrative Agent the AHL Europe Share Mortgage Amendment, in form and substance satisfactory to the Security Trustee and the Administrative Agent.

                  (c) The Administrative Agent shall have received such other documents as it shall have reasonably requested, in form and substance satisfactory to the Administrative Agent.

SECTION 5         MISCELLANEOUS

         5.1 Counterparts. This Amendment may be executed by each party to this Amendment upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

         5.2 General. Upon and after the Effective Date, all references to the Credit Agreement in that document or in any other Loan Document shall mean the Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         5.3 Construction. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         5.4 Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         5.5 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                     [Signatures appear on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

                                     BORROWERS:

                                     AHL SERVICES, INC.

                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------

                                              [CORPORATE SEAL]


                                     ARGENBRIGHT, INC.

                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------

                                              [CORPORATE SEAL]


                                     ARGENBRIGHT HOLDINGS LIMITED

                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------

                                              [CORPORATE SEAL]


                                     ADI ALPHA HOLDING GMBH

                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------

                                              [CORPORATE SEAL]

                                       TUJA ZEITARBEIT GMBH & CO. KG,
                                       INGOLSTADT

                                       By:
                                          ---------------------------------
                                       Title:
                                             ------------------------------

                                                [CORPORATE SEAL]


                                       EMD GESELLSCHAFT FUR
                                       PERSONALDIENSTLEISTUNGEN GMBH &
                                       CO. KG, ASCHAFFENBURG

                                       By:
                                          ---------------------------------
                                       Title:
                                             ------------------------------


                                                     [CORPORATE SEAL]


                                       AHL EUROPE LIMITED

                                       By:
                                          ---------------------------------
                                       Title:
                                             ------------------------------

                                                     [CORPORATE SEAL]

                               LENDERS:

                               FIRST UNION NATIONAL BANK, as
                               Administrative Agent and Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               FIRST UNION NATIONAL BANK,
                               LONDON BRANCH, as European Swingline Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               WACHOVIA BANK, N.A., as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               SUNTRUST BANK, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               BANK OF AMERICA, N.A., as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               FLEET NATIONAL BANK, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               DRESDNER BANK AG, NEW YORK AND GRAND
                               CAYMAN BRANCHES, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               DG BANK DEUTSCHE
                               GENOSSENSCHAFTSBANK AG CAYMAN
                               ISLAND BRANCH, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------

                               THE BANK OF NOVA SCOTIA, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               SCOTIABANK EUROPE PLC, as Lender for
                               Revolving Loans made in Alternative Currencies, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------

                               SALOMON BROTHERS HOLDING
                               COMPANY  INC., as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               FIRSTSTAR BANK, N.A., as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               BANK ONE, NA, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------

                               SOVEREIGN BANK, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               BANK AUSTRIA CREDITANSTALT
                               CORPORATE FINANCE INC.,
                               as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               THE FUJI BANK LIMITED, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------


                               BANK LEUMI LE-ISRAEL, B.M.,
                               MIAMI AGENCY, as Lender

                               By:
                                   --------------------------------------------
                               Title:
                                      -----------------------------------------

                       Signature Page - Fourth Amendment